SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant under Section 240.14a-12

IRVINE SENSORS CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 10, 2009
PROXY STATEMENT FOR A SPECIAL MEETING OF STOCKHOLDERS
MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING
OTHER MATTERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

IRVINE SENSORS CORPORATION
3001 Red Hill Avenue
Costa Mesa, California 92626

November 13, 2009

To the Stockholders of Irvine Sensors Corporation:

We cordially invite you to attend a Special Meeting of Stockholders of Irvine Sensors Corporation, which will be held at the Orange County Department of Education, 200 Kalmus Drive, Building D, Room 1002, Costa Mesa, California 92628, on December 10, 2009 at 1:00 p.m., Pacific Time. The formal meeting notice, proxy statement and proxy card are enclosed herewith.

At the Special Meeting, stockholders will be asked to approve the issuance of up to $30,000,0000 worth of shares of our Common Stock and/or securities convertible into or exercisable for Common Stock, not to exceed 15,000,000 shares, in one or more related private placement transactions occurring on or prior to the date six months after the Special Meeting, which shares would be issued at a maximum discount to the then fair market value of our Common Stock on the date(s) of issuance of 35%. The reason for undertaking the proposal is fully discussed in the enclosed proxy statement. The Board of Directors and management believe that the action is in our best interest and in the best interests of our stockholders. We urge you to express your view on this important issue. The enclosed proxy statement further explains the items of business to come formally before the Special Meeting.

Whether or not you plan to attend, it is important that your shares be represented and voted at the Special Meeting. To ensure your representation at the Special Meeting, please mark, sign, date and mail the enclosed proxy promptly in the return envelope provided, which requires no postage if mailed in the united states. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting.

Sincerely yours,

/s/  John C. Carson
JOHN C. CARSON
Chairman of the Board

IRVINE SENSORS CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 10, 2009

TO THE STOCKHOLDERS OF IRVINE SENSORS CORPORATION:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Irvine Sensors Corporation, a Delaware corporation, will be held on December 10, 2009 at 1:00 p.m., Pacific Time at the Orange County Department of Education, 200 Kalmus Drive, Building D, Room 1002, Costa Mesa, California 92628 for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	To approve the issuance of up to $30,000,0000 worth of shares of our Common Stock and/or securities convertible into or exercisable for Common Stock, not to exceed 15,000,000 shares, in one or more related private placement transactions occurring on or prior to the date six months after the Special Meeting, which shares would be issued at a maximum discount to the then fair market value of our Common Stock on the date(s) of issuance of 35%; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

We recommend that stockholders vote FOR the matter listed above. Only stockholders of record at the close of business on November 2, 2009 are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Our stock transfer books will remain open between the record date and the date of the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at our executive offices located at 3001 Red Hill Avenue, Costa Mesa, California 92626 and at the Special Meeting.

All stockholders are cordially invited to attend the Special Meeting in person. Whether or not you plan to attend, please mark, sign, date and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the closing of the polls at the Special Meeting. If you attend the Special Meeting and you choose to vote in person at the Special Meeting by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. If you hold your shares in the name of a broker, bank or other nominee, please provide appropriate voting instructions to that nominee. Absent such instructions, your nominee may determine to vote your shares at its own discretion. If you wish to attend the Special Meeting and vote shares held for you by a nominee, please be sure to obtain a proxy from that nominee allowing you to cast your vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 10, 2009:

The Proxy Statement is available at: www.irvine-sensors.com.

By order of the Board of Directors,

/s/ John J. Stuart, Jr.

John J. Stuart, Jr.
Costa Mesa, California	Chief Financial Officer, Senior Vice President
November 13, 2009	and Secretary

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IRVINE SENSORS CORPORATION

3001 Red Hill Avenue
Costa Mesa, California 92626

PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 10, 2009

General

The enclosed proxy is solicited on behalf of the Board of Directors of Irvine Sensors Corporation, a Delaware corporation, which is sometimes referred to herein as the Company, for use at a Special Meeting of Stockholders to be held on December 10, 2009, and at any adjournment(s) or postponements(s) thereof. The Special Meeting will be held at 1:00 p.m., Pacific Time, at the Orange County Department of Education, 200 Kalmus Drive, Building D, Room 1002, Costa Mesa, California 92628. These proxy solicitation materials are being mailed on or about November 13, 2009 to all stockholders entitled to vote at the Special Meeting.

Purpose of the Meeting

The specific proposal to be considered and acted upon at the Special Meeting is summarized in the accompanying notice and is described in more detail in this proxy statement.

Voting; Quorum

We have two classes of securities currently authorized: Common Stock (150,000,000 shares authorized) and preferred stock (1,000,000 shares authorized). On November 2, 2009, the record date for determination of stockholders entitled to notice of and to vote at the Special Meeting, 9,995,716 shares of our Common Stock were issued and outstanding, 95,915 shares of our Series A-1 preferred stock (“Series A-1 Stock”) were issued and outstanding, 24,999 shares of our Series A-2 preferred stock (“Series A-2 Stock”) were issued and outstanding, and 3,490 shares of our Series B preferred stock (“Series B Stock”) were issued and outstanding. On the record date, according to information provided by our transfer agent, there were 644 holders of record of our Common Stock, 2 holders of record of our Series A-1 Stock, 2 holders of record of our Series A-2 Stock and 66 holders of record of our Series B Stock. Each holder of Common Stock is entitled to one vote on each matter brought before the Special Meeting for each share of Common Stock held by such stockholder on the record date. The holders of shares of preferred stock are not entitled to vote on any of the matters brought before the Special Meeting. The holders of a majority of our capital stock issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on the proposal presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether the proposal has been approved.

Proxies

If the enclosed proxy card is properly signed and returned, the shares represented thereby will be voted at the Special Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the proposal set forth on the proxy card.

You may revoke or change your proxy at any time before the closing of the polls at the Special Meeting by any of the following actions: (i) delivering a written notice of revocation to our Corporate Secretary at our principal executive offices at 3001 Red Hill Avenue, Bldg. 4-108, Costa Mesa, California 92626, (ii) delivering a duly executed proxy bearing a later date to our Corporate Secretary or (iii) personally attending the Special Meeting and revoking your proxy. Your attendance at the Special Meeting will not automatically revoke your proxy unless you affirmatively indicate at the Special Meeting your intention to vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Special Meeting, you must obtain from the record holder a proxy issued in your name.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile, electronic or any other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If so, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals for Next Annual Meeting

Assuming the 2010 Annual Meeting of Stockholders is held within 30 days of March 31, 2010, stockholder proposals that are intended to be presented at our 2010 Annual Meeting of Stockholders and included in the proxy solicitation materials related to that meeting must be received by us no later than November 18, 2009, which is 120 calendar days prior to the anniversary date of the mailing of the proxy statement for the 2009 Annual Meeting of Stockholders. All stockholder proposals must be in compliance with applicable laws and regulations and our bylaws in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2010 Annual Meeting of Stockholders. Stockholders are advised to review our bylaws, which contain additional procedural and substantive requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. The deadline under our current bylaws for submitting a stockholder proposal or a nomination for a director that is not to be included in the proxy solicitation materials is also November 18, 2009. Stockholder proposals should be addressed to our Corporate Secretary at our principal executive offices located at 3001 Red Hill Avenue, Bldg. 4-108, Costa Mesa, California 92626.

In addition, the proxy solicited by the Board for the 2010 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than February 1, 2010, which is 45 calendar days prior to the anniversary date of the mailing of the proxy statement for the 2009 Annual Meeting of Stockholders. It is recommended that stockholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our bylaws and conditions established by the Securities and Exchange Commission.

If the 2010 Annual Meeting of Stockholders is held more than 30 days from March 31, 2010, we will provide stockholders a reasonable time to submit proposals in accordance with the rules and regulations of the Securities and Exchange Commission prior to printing and mailing proxy materials for such meeting.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL ONE: APPROVAL OF THE ISSUANCE OF UP TO $30,000,000 WORTH OF SHARES OF OUR COMMON STOCK AND/OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCK, NOT TO EXCEED 15,000,000 SHARES, IN ONE OR MORE RELATED PRIVATE PLACEMENT TRANSACTIONS OCCURRING ON OR PRIOR TO THE DATE SIX MONTHS AFTER THE SPECIAL MEETING, WHICH SHARES WOULD BE ISSUED AT A MAXIMUM DISCOUNT TO THE THEN FAIR MARKET VALUE OF OUR COMMON STOCK ON THE DATE(S) OF ISSUANCE OF 35%

Purpose and Manner of Issuance

We are asking stockholders to approve the issuance of up to $30,000,000 worth of shares of our Common Stock and/or securities convertible into or exercisable for Common Stock, not to exceed 15,000,000 shares, in one or more related private placement transactions occurring on or prior to the date six months after the Special Meeting, which shares would be issued at a maximum discount to the then fair market value of our Common Stock on the date(s) of issuance of 35%, for the following purposes:

•	to provide additional working capital to effectively fulfill our contractual backlog and continue to fund our ongoing operations;

•	to strengthen our financial position; and

•	to enable us to pursue market opportunities and execute on our business plan.

A vote in favor of this proposal does not necessarily mean that we will issue all $30,000,000 worth of shares of our Common Stock at a 35% discount to the fair market value of our Common Stock between the date of the Special Meeting and the date six months after the Special Meeting. Rather, these parameters represent an outer limit on the manner in which we may issue discounted securities, for which we are seeking stockholder approval. The exact number of securities to be authorized and the market value discount at which these securities will be sold, subject to a maximum offering price of $30,000,000, a maximum share issuance of 15,000,000 shares and a maximum fair market value discount of 35%, will be determined by our Board of Directors.

Basic Terms of Securities

We expect that the basic terms of the shares of Common Stock authorized pursuant to this proposal would be identical to the Common Stock currently outstanding. The exact terms of any securities convertible into or exercisable for Common Stock that may be issued cannot be stated or estimated at the time of the filing of this proxy statement. Similarly, it is impracticable to describe the transaction in which such securities are to be issued because, at the time of the filing of this proxy statement, no such transaction has been identified. The exact terms of the securities, including, but not limited to, dividend or interest rate, conversion price, voting rights, redemption price, maturity dates and similar matters will be determined by our Board of Directors and we do not presently anticipate seeking from our stockholders further authorization of such securities prior to the issuance thereof unless required to do so by the Nasdaq Marketplace Rules.

Such securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Required Vote

The affirmative vote of a majority of the shares of the Common Stock present or represented by proxy at the Special Meeting and entitled to vote is required by the Nasdaq Marketplace Rules for approval of this proposal.

No Dissenter’s Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s rights with respect to the proposal, and the Company will not independently provide stockholders with any such right.

Recommendation of the Board

The Board recommends that stockholders vote FOR approval of the issuance of up to $30,000,000 worth of shares of our Common Stock and/or securities convertible into or exercisable for Common Stock, not to exceed 15,000,000 shares, in one or more related private placement transactions occurring on or prior to the date six months after the Special Meeting, which shares would be issued at a maximum discount to the then fair market value of our Common Stock on the date(s) of issuance of 35%.

OTHER MATTERS

We know of no other matters that will be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy. The proxy holders shall vote at their discretion on any procedural matters that may come before the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table provides information concerning beneficial ownership of our Common Stock as of November 2, 2009, by:

•	each stockholder, or group of affiliated stockholders, that we know beneficially owns more than 5% of our outstanding Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

The percentages shown in the table are based on 9,995,716 shares of Common Stock outstanding on November 2, 2009. Shares of Common Stock subject to options, warrants or other convertible securities which are exercisable within 60 days of November 2, 2009, are deemed to be beneficially owned by the person holding such options, warrants or other convertible securities for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person. Except as described in the preceding sentence, shares issuable upon exercise of outstanding options, warrants and other convertible securities are not deemed to be outstanding.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o Irvine Sensors Corporation, 3001 Red Hill Avenue, Costa Mesa, California 92626.

Amount of Common Stock Beneficially Owned and Nature of Beneficial Ownership

						Percent of
	Sole Voting or		Shared Voting or		Aggregate Beneficial	Beneficial
Name	Investment Power		Investment Power		Ownership	Ownership(1)

John C. Carson	231,444	(2)(3)	2,557,031	(14)(15)(16)	2,788,475	27.7%
Marc Dumont	51,952	(4)	—		51,952	*
Jack Johnson	37,500	(5)	—		37,500	*
Thomas M. Kelly	43,598	(6)	—		243,598	*
Peter Kenefick	17,264	(7)			17,264	*
Volkan Ozguz	96,895	(8)	—		96,895	*
Frank Ragano	25,933	(9)	—		25,933	*
Robert G. Richards	74,021	(10)	—		74,021	*
Daryl L. Smetana	36,153	(11)	—		36,153	*
John J. Stuart, Jr.	106,993	(3)(12)	2,557,031	(14)(15)(16)	2,664,024	26.5%
All current directors and executive officers as a group (10 persons)	721,753	(13)	2,557,031	(14)(15)(16)	3,278,784	31.8%
5% Stockholders Not Listed Above:
Wilmington Trust Company TTEE Irvine Sensors Corporation Cash or Deferred & Stock Bonus Plan Ret. Plan	—		2,488,570	(15)	2,488,570	24.9%
FirstMark Capital, L.L.C.(19)	1,109,262	(17)(18)	—		1,109,262	9.9%

*	Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock

(1)	Shares owned and percentages for Mr. Carson, Mr. Stuart and all current directors and executive officers as a group are partially duplicative, since the voting or investment power over shares of Common Stock held by our Employee Stock Bonus Plan and our Deferred Compensation Plan are held by the respective administrative committees of those Plans of which Mr. Carson and Mr. Stuart are members, and by extension the group of all current directors and executive officers which includes Mr. Carson and Mr. Stuart, and are thereby deemed to each hold the voting or investment power of the shares of Common Stock held by those Plans. (See footnotes 14, 15 and 16).

(2)	Includes 63,500 shares issuable upon exercise of Common Stock options exercisable within 60 days of November 2, 2009. Also includes amounts and percentages for the holdings of his wife, including amounts held as separate property.

(3)	Reflects shares of Common Stock held by our Employee Stock Bonus Plan; the named individual has limited ability to direct the liquidation of assets in his subaccount in contemplation of retirement, subject to restrictions imposed by the Administrative Committee (See footnote 15). Also reflects shares held by our Deferred Compensation Plan; the named individual has ownership interests in these shares upon retirement, for which he is presently eligible, but no ability to direct disposition or voting of the shares prior to retirement (See footnote 16).

(4)	Includes 35,400 shares issuable upon exercise of Common Stock options exercisable within 60 days of November 2, 2009.

(5)	Includes 37,500 shares issuable upon exercise of Common Stock options exercisable within 60 days of November 2, 2009.

(6)	Includes 30,650 shares issuable upon exercise of Common Stock options exercisable within 60 days of November 2, 2009.

(7)	Includes 3,820 shares issuable upon exercise of Common Stock options exercisable within 60 days of November 2, 2009. Also reflects shares of Common Stock held by our Employee Stock Bonus Plan; the named individual has limited ability to direct the liquidation of assets in his subaccount, subject to restrictions imposed by the administrative committee (See footnote 15).

(8)	Includes 12,343 shares issuable upon exercise of Common Stock options exercisable within 60 days of November 2, 2009. Also reflects shares of Common Stock held by our Employee Stock Bonus Plan; the named individual has limited ability to direct the liquidation of assets in his subaccount, subject to restrictions imposed by the administrative committee (See footnote 15).

(9)	Includes 19,750 shares issuable upon exercise of Common Stock options exercisable within 60 days of November 2, 2009.

(10)	Includes 52,150 shares issuable upon exercise of Common Stock options exercisable within 60 days November 2, 2009. Also reflects shares of Common Stock held by our Employee Stock Bonus Plan; the named individual has limited ability to direct the liquidation of assets in his subaccount, subject to restrictions imposed by the administrative committee (See footnote 15).

(11)	Includes 5,993 shares issuable upon exercise of Common Stock options exercisable within 60 days of November 2, 2009. Also reflects shares of Common Stock held by our Employee Stock Bonus Plan; the named individual has limited ability to direct the liquidation of assets in his subaccount, subject to restrictions imposed by the administrative committee (See footnote 15). Also reflects shares held by our Deferred Compensation Plan; the named individual has ownership interests in these shares upon retirement, for which he is presently eligible, but no ability to direct disposition or voting of the shares prior to retirement (See footnote 16).

(12)	Includes 26,404 shares held by the Stuart Family Trust, of which Mr. Stuart is a trustee, and 47,400 shares issuable upon exercise of Common Stock options exercisable within 60 days of November 2, 2009. Also reflects shares of Common Stock held by our Employee Stock Bonus Plan; the named individual has limited ability to direct the liquidation of assets in his subaccount, subject to restrictions imposed by the administrative committee (See footnote 15). Also reflects shares held by our Deferred Compensation Plan; the named individual has ownership interests in these shares upon retirement, for which he is presently eligible, but no ability to direct disposition or voting of the shares prior to retirement (See footnote 16).

(13)	Includes 308,506 shares issuable upon exercise of Common Stock options exercisable within 60 days of November 2, 2009, which represents the sum of all such shares issuable upon exercise of options held by all executive officers and directors as a group.

(14)	The named individual is a member of the Administrative Committee (see footnote 15) and the Deferred Plan Administrative Committee (see footnote 16), and has shared voting and investment power over the shares held by our Employee Stock Bonus Plan and Deferred Compensation Plan.

(15)	An administrative committee, which we refer to as the Administrative Committee, currently comprised of John C. Carson, John J. Stuart, Jr. and Carolyn Hoffman, has the right to receive and the power to direct the receipt of dividends from or the proceeds from the sale of the securities held by the Irvine Sensors Corporation Cash or Deferred & Stock Bonus Plan Ret. Plan, the Employee Stock Bonus Plan, for the benefit of our employees. The Administrative Committee has voting and investment power over all securities held under such plan.

(16)	An administrative committee, which we refer to as the Deferred Plan Administrative Committee, currently comprised of John C. Carson, John J. Stuart, Jr. and Carolyn Hoffman, has the right to receive and the power to direct the receipt of dividends from or the proceeds from the sale of the securities held by the Irvine Sensors Deferred Compensation Plan, for the benefit of our key employees who are participants in such plan. The Deferred Plan Administrative Committee has voting and investment power over all securities held under such plan.

(17)	Includes 1,109,262 shares issuable upon exercise of Series 1 and Series 2 warrants, all subject to a blocker that would prevent such stockholder’s and its affiliates’ aggregate ownership at any given time from exceeding 9.9% of our outstanding Common Stock. The number of shares and percentage shown reflect the 9.9% limitation applied.

(18)	Does not include an additional approximately 32,706 shares that may be issuable upon conversion of accrued and unpaid interest under the Series 1 and Series 2 notes.

(19)	Based on a Schedule 13D filed on August 25, 2008 with the Securities and Exchange Commission, FirstMark Capital, L.L.C. is the investment manager/advisor of, and exercises sole investment discretion over, FirstMark III, L.P., a Delaware limited partnership, formerly known as Pequot Private Equity Fund III, L.P., and FirstMark III Offshore Partners, L.P., a Cayman Islands limited partnership, formerly known as Pequot Offshore Private Equity Partners III, L.P., and as such, has voting and dispositive power over these shares. The address of FirstMark Capital, L.L.C. is 1221 Avenue of the Americas, New York, NY 10020. The executive officers of FirstMark Capital, L.L.C. are Messrs. Gerald Poch, Lawrence D. Lenihan, Jr., Amish Jani, Richard Heitzmann and Brian Kempner and the controlling shareholders are Messrs. Poch and Lenihan.

BY ORDER OF THE BOARD
OF DIRECTORS OF
IRVINE SENSORS CORPORATION

/s/  John J. Stuart, Jr.
John J. Stuart, Jr.
Chief Financial Officer, Senior Vice President
and Secretary

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Composing to convert new into E-2 only Insert into A54164_PN:401 To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. IRVINE SENSORS CORPORATION 61655 FOLD AND DETACH HERE Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder. Please mark your votes as indicated in X this example FOR AGAINST ABSTAIN 1. To approve the issuance of up to $30,000,000 worth of shares of our Common Stock and/or securities convertible into or exercisable for Common Stock, not to exceed 15,000,000 shares, in one or more related private placement transactions occurring on or prior to the date six months after the Special Meeting, which shares would be issued at a maximum discount to the then fair market value of our Common Stock on the date(s) of issuance of 35%. 2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponement(s) thereof. Mark Here for Address Change or Comments SEE REVERSE Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT) To commence printing on this proxy card please sign, date and fax this card to: 212-269-1116 SIGNATURE: DATE: TIME:

You can now access your Irvine Sensors Corporation account online. Access your Irvine Sensors Corporation account online via Investor ServiceDirect ® (ISD). BNY Mellon Shareowner Services, the transfer agent for Irvine Sensors Corporation, now makes it easy and convenient to get current information on your shareholder account. View account status View payment history for dividends View certificate history Make address changes View book-entry information Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect ® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Choose MLink SM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect ® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. Important notice regarding the Internet availability of proxy materials for the Special Meeting of shareholders. The Proxy Statement is available at: www.irvine-sensors.com FOLD AND DETACH HERE THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IRVINE SENSORS CORPORATION SPECIAL MEETING OF STOCKHOLDERS The undersigned stockholder of Irvine Sensors Corporation, a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated November 13, 2009, and hereby appoints John C. Carson and John J. Stuart, Jr., and each of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held on December 10, 2009 at 1:00 P.M. Pacific Time, at the Orange County Department of Education, 200 Kalmus Drive, Building D, Room 1002, Costa Mesa, California 92628, and at any adjournment or adjournments thereof, and to vote all shares of equity securities to which the undersigned would be entitled, if then and there personally present, on the matters set forth below: THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF THE PROXY DOES NOT SPECIFY HOW THE SHARES REPRESENTED THEREBY ARE TO BE VOTED, THE PROXY WILL BE VOTED FORTHE PROPOSAL SET FORTH ON THE PROXY CARD. Address Change/Comments BNY MELLON SHAREOWNER SERVICES (Mark the corresponding box on the reverse side) P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) 61655